UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2020 (October 7, 2020)

AMALGAMATED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	To be assigned	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Seventh Avenue, New York, New York    10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:   None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

Amalgamated Financial Corp., a Delaware public benefit corporation (the “Company”), was formed to serve as the holding company for Amalgamated Bank, a New York state-chartered bank and trust company (the “Bank”), as part of a reorganization (the “Reorganization”) whereby each share of Class A common stock of the Bank will be automatically converted into one share of the Company’s common stock. As of October 14, 2020, the date of this Current Report on Form 8-K, the Reorganization has not been completed, and remains subject to, among other things, approval by the Bank’s stockholders and the New York State Department of Financial Services.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2020, Keith R. Mestrich, the President and Chief Executive Officer and a director of the Company and the Bank, notified the Boards of Directors of the Company and the Bank that he will step down from his positions as President, Chief Executive Officer and director of the Company and the Bank, effective January 31, 2021. Mr. Mestrich’s departure is not due to any disagreement with the Company or the Bank regarding its operations, policies or practices. As of October 14, 2020, the Company had no assets or liabilities, and had not conducted any business other than that of an organizational nature.

Item 7.01 Regulation FD Disclosure.

On October 14, 2020, the Bank issued a press release announcing Mr. Mestrich’s decision, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index below.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Amalgamated Bank dated October 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

By:	/s/ Andrew LaBenne
Name:	Andrew LaBenne
Title:	Chief Financial Officer

Date: October 14, 2020

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